UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 12, 2015

Date of earliest event reported: April 1, 2015

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1891 Metro Center Drive, Reston, Virginia	20190-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This filing amends a previous Current Report on Form 8-K/A, filed on May 8, 2015, which included an error in the expected increase to diluted earnings guidance from the Acentia acquisition. This guidance has been removed from this Current Report on Form 8-K/A as guidance was provided in the Quarterly Report filed on Form 10-Q on May 8, 2015.

For convenience, the entire unaudited pro forma financial has been re-filed as Exhibit 99.3 to this Form 8-K/A.  In all other respects, the information in the Form 8-K/A filed on May 8, 2015 remains the same.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Acentia as of December 31, 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014, the notes to the consolidated financial statements and the independent auditor’s report are filed as exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of MAXIMUS and its subsidiaries as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of MAXIMUS and its subsidiaries for the three months ended December 31, 2014 and the year ended September 30, 2014 giving effect to the acquisition of Acentia are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)                                 Exhibits.

Exhibit No.

2.1

Equity Purchase Agreement dated as of March 6, 2015 by and among Acentia, LLC, Certain of the Equity Holders of Acentia, LLC, SPG Acentia Seller Representative, LLC, MAXIMUS Federal Services, Inc. and MAXIMUS, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed March 9, 2015).

99.1	Press Release dated April 6, 2015 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed April 6, 2015).

99.2

Audited consolidated balance sheet of Acentia as of December 31, 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014, the notes to the consolidated financial statements and the independent auditor’s report (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K/A filed May 8, 2015).

99.3

Unaudited pro forma condensed combined balance sheet of MAXIMUS and its subsidiaries as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of MAXIMUS and its subsidiaries for the three months ended December 31, 2014 and the year ended September 30, 2014 giving effect to the acquisition of Acentia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date:	May 12, 2015	By:	/s/ Richard J. Nadeau
Richard J. Nadeau
Chief Financial Officer and Treasurer

EXHIBITS

Exhibit No.

2.1

Equity Purchase Agreement dated as of March 6, 2015 by and among Acentia, LLC, Certain of the Equity Holders of Acentia, LLC, SPG Acentia Seller Representative, LLC, MAXIMUS Federal Services, Inc. and MAXIMUS, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed March 9, 2015).

99.1	Press Release dated April 6, 2015 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed April 6, 2015).

99.2

Audited consolidated balance sheet of Acentia as of December 31, 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014, the notes to the consolidated financial statements and the independent auditor’s report (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K/A filed May 8, 2015).

99.3

Unaudited pro forma condensed combined balance sheet of MAXIMUS and its subsidiaries as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of MAXIMUS and its subsidiaries for the three months ended December 31, 2014 and the year ended September 30, 2014 giving effect to the acquisition of Acentia.